™ Bridge Builder International Equity Fund
Summary Prospectus

Ticker: BBIEX	February 5, 2019

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks.  You can find the Fund’s Prospectus, Statement of Additional Information and other information about the Fund online at:

www.bridgebuildermutualfunds.com

You may also obtain this information at no cost by calling 1-855-823-3611 or by e-mail at bridgebuilder@edwardjones.com.  The Fund’s Prospectus and Statement of Additional Information dated October 28, 2018, as supplemented, are incorporated by reference into this Summary Prospectus.

Beginning on February 22, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from your Edward Jones financial advisor or from the Fund. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. Edward Jones clients investing in the Fund through Edward Jones Advisory Solutions® may elect to receive shareholder reports and other communications from the Fund electronically by contacting their Edward Jones financial advisor. If you are one of the few direct Fund investors, you may elect to receive shareholder reports and other communications from the Fund electronically by sending an email request to bridgebuilder30e3@edwardjones.com.

You may elect to receive all future reports in paper free of charge. If you are an Edward Jones client investing in the Fund through Edward Jones Advisory Solutions®, you should contact your Edward Jones financial advisor to request that you continue to receive paper copies of your shareholder reports, and your election to receive reports in paper will apply to all funds held within your Edward Jones account, including the Bridge Builder Mutual Funds. If you are one of the few direct Fund investors, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by sending an email request to bridgebuilder30e3@edwardjones.com, and your election to receive reports in paper will apply only to all of the Bridge Builder Mutual Funds.

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Investment Objective

The investment objective of the Bridge Builder International Equity Fund (the “Fund” or the “International Equity Fund”) is to provide capital appreciation.

Fees and Expenses of the Fund

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees(1)	0.60%
Distribution and Service (12b-1) Fees	None
Other Expenses(2)	0.06%
Total Annual Fund Operating Expenses	0.66%
Less Waivers(1)	(0.27)%
Net Annual Fund Operating Expenses	0.39%

(1)
Olive Street Investment Advisers, LLC (the “Adviser”) has contractually agreed, until at least October 28, 2019, to waive its management fees to the extent management fees to be paid to the Adviser exceed the management fees the Fund is required to pay the Fund’s Sub-advisers. This contractual agreement may only be changed or eliminated before October 28, 2019 with the approval of the Board of Trustees (the “Board”). Such waivers are not subject to reimbursement by the Fund.

(2)	Other Expenses include acquired fund fees and expenses less than 0.01%.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the Adviser’s agreement to waive management fees until October 28, 2019). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$40	$184	$341	$797

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 20% of the average value of its portfolio.

Principal Investment Strategies

The Fund invests, under normal market conditions, at least 80% of its net assets (plus the amount of borrowings for investment purposes) in equity securities and other instruments, such as derivative instruments (see below), with economic characteristics similar to equity securities, and certain investment companies that seek to track the performance of equity securities. The Fund will primarily invest in non-U.S.-dollar denominated securities of large capitalization companies that derive a majority of their revenues or profits from a country or countries other than the United States. The Fund may also invest in securities of mid and small capitalization companies. The Fund invests principally in equity securities issued by companies in developed countries, but may also invest in companies in emerging markets or developing countries. The Fund may also invest in U.S. dollar-denominated securities issued by foreign entities, American Depositary Receipts (“ADRs”), or Global Depositary Receipts (“GDRs”). The Fund may also invest in other investment companies, including other open-end or closed-end investment companies and exchange-traded funds (“ETFs”), that have characteristics that are consistent with the Fund’s investment objective. The Fund may also invest a portion of its assets in securities of real estate investment trusts (“REITs”) that own and/or manage properties. From time to time, the Fund may also buy or sell derivatives, principally futures contracts for cash equitization purposes, and forward contracts and options for currency hedging. From time to time, the Fund may also focus its investments in a particular country or geographic region, such as the United Kingdom or Japan, or in a particular sector, such as the financial sector.

The Fund’s portfolio is constructed by combining the investment styles and strategies of multiple sub-advisers that will be retained by the Fund and the Adviser (each a “Sub-adviser”). Each Sub-adviser may use both its own proprietary and external research and securities selection processes to manage its allocated portion of the Fund’s assets.

Portfolio securities may be sold at any time. Sales may occur when a Sub-adviser seeks to take advantage of what a Sub-adviser considers to be a better investment opportunity, when a Sub-adviser believes the portfolio securities no longer represent relatively attractive investment opportunities, or when a Sub-adviser believes it would be appropriate to do so in order to readjust the asset allocation of the Fund’s investment portfolio.

The Adviser is responsible for determining the amount of Fund assets to allocate to each Sub-adviser. The Adviser currently allocates Fund assets to the following Sub-advisers: Baillie Gifford Overseas Limited (“Baillie Gifford Overseas”); BlackRock Investment Management, LLC (“BlackRock”); Edinburgh Partners Limited (“Edinburgh Partners”); Manning & Napier Advisors, LLC (“Manning & Napier”); Mondrian Investment Partners Limited (“Mondrian”); Pzena Investment Management, LLC (“Pzena”); and WCM Investment Management, LLC (“WCM”). The Adviser may adjust allocations to the Sub-advisers at any time or make recommendations to the Board with respect to the hiring, termination, or replacement of a Sub-adviser. Below is a summary of each Sub-adviser’s principal investment strategies.

Baillie Gifford Overseas’ Principal Investment Strategies

In the Fund, Baillie Gifford Overseas primarily invests in non-U.S. dollar-denominated securities that derive a majority of their revenues or profits from a country or countries other than the United States. Baillie Gifford Overseas aims to add value through active management, by making long-term investments in well managed, quality businesses that enjoy sustainable competitive advantages in their marketplace.

BlackRock’s Principal Investment Strategies

BlackRock invests in international equity securities with the objective of approximating as closely as practicable the capitalization weighted total rates of return of the markets in certain countries for equity securities traded outside the United States, as represented by the MSCI EAFE Growth and MSCI EAFE Value Indices. The MSCI EAFE Growth and MSCI EAFE Value Indices measure the performance of large and mid capitalization companies across developed markets, excluding the United States and Canada. The MSCI EAFE Growth Index focuses on companies exhibiting overall growth style characteristics, while the MSCI EAFE Value Index focuses on companies exhibiting overall value style characteristics.

Edinburgh Partners’ Principal Investment Strategies

Edinburgh Partners employs a disciplined, long-only, value-oriented, global investment strategy to select stocks. Edinburgh Partners aims to identify and buy undervalued non-U.S. companies, including those in the emerging markets, and hold them until share prices reflect, in Edinburgh Partners’ view, their long-term earnings potential. The firm’s investment philosophy is based on the belief that a portfolio of companies with below-average five-year forward price/earnings (P/E) ratios will outperform the market over the long run. Therefore, the firm’s research focuses primarily on seeking to accurately forecast five-year forward P/E ratios. The security selection process is unconstrained, portfolio holdings are concentrated, and turnover is expected to be low.

Manning & Napier’s Principal Investment Strategies

Manning & Napier invests primarily in common stocks of foreign companies, which may be located both in developed and in emerging markets. Manning & Napier may also invest in ADRs and other U.S. dollar-denominated securities of foreign issuers and U.S. stocks, as well as in stocks of small, mid-size or large companies. Manning & Napier may invest in forward foreign currency contracts to hedge currency risks associated with the purchase of individual securities denominated in a foreign currency.

Manning & Napier uses a bottom-up strategy, focusing on individual security selection to choose stocks from companies around the world. Manning & Napier analyzes factors such as the management, financial condition, and market position of individual companies to select companies that it believes will make attractive long-term investments. In selecting individual securities, Manning & Napier uses fundamental analysis and looks for one or more of the following characteristics:

● Strong strategic profiles (e.g., strong market position, benefits from technology, market-share gains in a mature market and high barriers to entry).
● Improving market share in consolidating industries.

● Low price relative to fundamental or break-up value.

Mondrian’s Principal Investment Strategies

Mondrian invests primarily in equity securities of non-U.S. large capitalization issuers, including the securities of emerging market companies, that in Mondrian’s opinion, are undervalued at the time of purchase based on fundamental value analysis employed by Mondrian. Mondrian employs a long-only, value investment philosophy. Portfolio construction is primarily driven by detailed bottom-up stock selection, based on rigorous dividend discount valuation analysis.

Pzena's Principal Investment Strategies

Pzena focuses on deep value investing, seeking to identify international securities that are trading at prices substantially below their intrinsic value but have solid long term prospects. Pzena may also invest in emerging markets securities. Pzena performs intensive fundamental research using a bottom-up security selection process.

WCM’s Principal Investment Strategies

WCM uses a bottom-up approach that seeks to identify companies with attractive fundamentals, such as long-term growth in revenue and earnings, and that show a high probability for superior future growth. WCM’s investment process focuses on seeking industry leading companies that WCM believes possess growing competitive advantages; corporate cultures emphasizing strong, quality, and experienced management; low or no debt; and attractive relative valuations. WCM also considers other factors in selecting securities, including political risk, monetary policy risk, and regulatory risk.

Although WCM may invest in securities of companies of any size, WCM will generally invest in large, established multinational companies. WCM generally will invest in securities of companies located in different regions and in at least three different countries. From time to time, however, WCM may have a significant portion of its allocated assets invested in the securities of companies in one or a few countries or regions.

Principal Risks

Since the Fund holds securities with fluctuating market prices, the value of the Fund’s shares varies as its portfolio securities increase or decrease in value. Therefore, the value of your investment in the Fund could go down as well as up. You may lose money by investing in the Fund. The principal risks affecting the Fund that can cause a decline in value are:

●	Active Management Risk. A significant portion of the Fund is actively managed with discretion and may underperform market indices or other mutual funds with similar investment objectives.
●
American Depositary Receipts or Global Depositary Receipts Risk. ADRs and GDRs have the same currency and economic risks as the underlying non-U.S. shares they represent. They are affected by the risks associated with non-U.S. securities, such as changes in political or economic conditions of other countries and changes in the exchange rates of foreign currencies.

●
Counterparty Risk. When the Fund enters into an investment contract, such as a derivative or a repurchase agreement, the Fund is exposed to the risk that the other party may be unable or unwilling to fulfill its obligations, which could adversely impact the value of the Fund.

●
Currency Risk. Currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency hedged.

●
Derivatives Risk. An investment in derivatives (such as futures contracts, forward contracts or options) may not perform as anticipated by the Sub-advisers, may not be able to be closed out at a favorable time or price, or may increase the Fund’s volatility. Derivatives may create investment leverage so that when a derivative contract is used as a substitute for or alternative to a direct cash investment, the transaction may not provide a return that corresponds precisely with that of the cash investment or when used for hedging purposes, the derivative contract may not provide the anticipated protection, causing the Fund to lose money on both the contract and the exposure the Fund sought to hedge. Increases and decreases in the value of the Fund’s portfolio may be magnified when the Fund uses leverage. Derivatives are also subject to correlation risk, which is the risk that changes in the value of the derivative contract may not correlate perfectly with the underlying asset, rate or index. The Fund’s use of derivatives is also subject to market risk and liquidity risk, each of which is described below. The Fund’s use of forward contracts is also subject to the risk that the counterparty to the forward contract will default or otherwise fail to honor its obligation.

●
Emerging Markets Securities Risk. A fund that invests a significant portion of its assets in the securities of issuers based in countries with “emerging market” economies is subject to greater levels of foreign investment risk than a fund investing primarily in more-developed foreign markets since emerging market securities may present market, credit, currency, liquidity, legal, political and other risks greater than, or in addition to, the risks of investing in developed foreign countries.

●
Equity Risk. The value of equity securities will rise and fall over short or extended periods of time in response to the activities of the company that issued them, general market conditions, and/or economic conditions.

●
Foreign Securities Risk. The risks of investing in foreign securities, including through ADRs and GDRs, can increase the potential for losses in the Fund and may include currency risk, political and economic instability, additional or fewer government regulations, less publicly available information, limited trading markets, differences in financial reporting standards, fewer protections for passive investors and less stringent regulation of securities markets.

●
Geographic Focus Risk. To the extent that a significant portion of the Fund’s portfolio is invested in the securities of companies in a particular country or region, the Fund will be subject to greater risk of loss and price volatility than a fund holding more geographically diverse investments. The Fund may invest significant portions of its assets in the United Kingdom (the “UK”) and Japan, and therefore, the economic, political, social and environmental conditions of the UK and Japan generally will have a greater effect on the Fund’s performance than they would in a more geographically diversified fund.

●
Growth Style Risk. The Fund is managed partially in a growth investment style. Growth stocks can perform differently from the market as a whole and other types of stocks and may underperform other types of investments or investment styles, as different market styles tend to shift in and out of favor depending upon market conditions and other factors. Growth stocks are stocks of companies expected to increase revenues and earnings at a faster rate than their peers.

●
Investment Company and Exchange Traded Fund Risk. An investment company, including an ETF, in which the Fund invests may not achieve its investment objective or execute its investment strategies effectively. Large purchase or redemption activity by shareholders of such an investment company might negatively affect the value of the investment company’s shares. The Fund must also pay its pro rata portion of an investment company’s fees and expenses.

●
Investment Strategy Risk. There is no assurance the Fund’s investment objective will be achieved. Investment decisions may not produce the expected results. The value of the Fund may decline, and the Fund may underperform other funds with similar objectives and strategies.

●	Issuer-Specific Risk. The value of an individual security or particular type of security can be more volatile than, and can perform differently from, the market as a whole or other similar securities.
●
Larger Company Risk. Larger capitalization companies may be unable to respond quickly to new competitive challenges such as changes in technology. They may also not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

●
Liquidity Risk. Low trading volume, a lack of a market maker, or contractual or legal restrictions may limit the Fund’s ability to value securities, or prevent the Fund from selling securities or closing derivative positions at desirable times or prices.

●
Market Risk. The overall market may perform poorly or the returns from the securities in which the Fund invests may underperform returns from the general securities markets, a particular securities market, or other types of investments.  A variety of factors can influence underperformance, including regulatory events, inflation, interest rates, terrorism, and natural disasters.

●
Multi-Manager and Multi-Style Management Risk. The Fund allocates its assets to multiple Sub-advisers believed to have complementary styles. These investment styles, at times, may not be complementary and could result in more exposure to certain types of securities. Because portions of the Fund’s assets are managed by different Sub-advisers using different styles, the Fund could engage in overlapping or conflicting securities transactions. Overlapping transactions could lead to multiple Sub-advisers purchasing the same or similar securities at the same time, potentially leading to the Fund holding a more concentrated position in these securities. Conversely, certain Sub-advisers may be purchasing securities at the same time other Sub-advisers may be selling those same securities, which may lead to higher transaction expenses compared to a fund using a single investment management style.

●
Passive Management Risk. Because the portion of the Fund allocated to BlackRock is managed so that its total return closely corresponds with that of the MSCI EAFE Growth Index and the MSCI EAFE Value Index, the Fund faces a risk of poor performance if either index declines generally or performs poorly relative to U.S. equity indexes, other international equity indexes or individual stocks, the stock of companies which comprise either index fall out of favor with investors, or an adverse company specific event, such as an unfavorable earnings report, negatively affects the stock price of one of the larger companies in either index.

●	Real Estate Investment Trusts Risk. REITs may be affected by changes in the value of the underlying properties owned by the REITs and by the quality of tenants’ credit.
●
Redemption Risk. The Fund may experience losses when selling securities to meet redemption requests. This risk is greater for larger redemption requests or redemption requests during adverse market conditions.

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Regulatory and Judicial Risk. The regulation of security transactions in the United States is a rapidly changing area of law. Securities markets are subject to legislative, regulatory, and judicial actions which could have a substantial adverse effect on the Fund’s performance. In addition to United States regulation, the Fund may be affected by the actions of foreign governments, which could include actions such as the imposition of capital or currency controls, the nationalization of a company or industry of which the Fund owns securities, or the imposition of taxes that could have an adverse effect on security prices.

●
Sector Focus Risk. Because the Fund may invest a significant portion of its assets in the financial sector of the market, the Fund may be more affected by events influencing the financial sector than a fund that is more diversified across numerous sectors. The financial sector can be significantly affected by changes in interest rates, government regulation, the rate of defaults on corporate, consumer and government debt, the availability and cost of capital, and the impact of more stringent capital requirements.

●
Smaller Company Risk. Investments in smaller capitalization companies (including medium capitalization and small capitalization companies) may have greater risks, as these companies may have less operating history, narrower product or customer markets, and fewer managerial and financial resources than more established companies. Smaller capitalization stocks may be more volatile and have less liquidity.

●
Value Style Risk. Value stocks can perform differently from the market as a whole and other types of stocks and may underperform other types of investments or investment styles, as different market styles tend to shift in and out of favor depending upon market conditions and other factors. Value stocks are believed to be undervalued relative to their projected underlying profitability.

Performance

The accompanying bar chart and table provide some indication of the risks of investing in the Fund by showing the Fund’s year-to-year performance and its performance for one year and since inception compared to that of a broad measure of market performance. The performance information shown here reflects only Fund performance and does not reflect annual program or administrative fees you may be charged for participating in Edward Jones Advisory Solutions® (“Advisory Solutions”). See the Fund’s website www.bridgebuildermutualfunds.com for updated performance information. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Year-by-Year Total Returns
Calendar Year Ended December 31

Quarterly Returns
Highest (quarter ended March 31, 2017)	8.46%
Lowest (quarter ended December 31, 2016)	-2.96%

The performance information shown above is based on a calendar year. The Fund’s performance (before taxes) from 1/1/18 to 9/30/18 was -1.35%.

Average Annual Total Return as of December 31, 2017
	1 Year	Since Inception (7/6/15)
Return Before Taxes	26.69%	8.86%
Return After Taxes on Distributions	26.27%	8.59%
Return After Taxes on Distributions and Sale of Fund Shares	15.74%	6.94%
MSCI EAFE Index (reflects no deduction for fees, expenses or taxes)	25.03%	7.66%
The Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East Index (EAFE) is an unmanaged index of over 900 companies, and is a generally accepted benchmark for major overseas markets. The Fund’s portfolio holdings may differ significantly from the securities held in the relevant index and, unlike a mutual fund, the performance of an unmanaged index does not reflect deductions for transaction costs, taxes, management fees or other expenses. You cannot invest directly in an index.

Fund Management

Olive Street Investment Advisers, LLC is the investment adviser for the Fund.

Sub-advisers and Portfolio Managers

The Adviser currently allocates Fund assets for each investment strategy to the following Sub-advisers, which allocations may be adjusted at any time:

Baillie Gifford Overseas
Portfolio Managers	Position with Baillie Gifford	Length of Service to the Fund
Gerard Callahan	Investment Manager	Since Inception
Joe Faraday	Investment Manager	Since Inception
Iain Campbell	Investment Manager	Since Inception
Moritz Sitte	Investment Manager	Since Inception
Sophie Earnshaw	Investment Manager	Since September 2018

BlackRock
Portfolio Managers	Position with BlackRock	Length of Service to the Fund
Alan Mason	Managing Director, Portfolio Manager	Since Inception
Greg Savage	Managing Director, Portfolio Manager	Since Inception
Rachel M. Aguirre	Managing Director, Senior Portfolio Manager	Since April 2016

Edinburgh Partners
Portfolio Managers	Position with Edinburgh Partners	Length of Service to the Fund
Anthony Mather	Investment Partner	Since Inception
Sandy Nairn	Investment Partner & CEO	Since Inception

Manning & Napier
Portfolio Managers	Position with Manning & Napier	Length of Service to the Fund
Ebrahim Busheri, CFA	Director of Investments	Since Inception
Jeffrey W. Donlon, CFA	Managing Director of Global Strategies and Senior Analyst	Since Inception
Marc Tommasi	Co-Head of Global Equities, Chief Investment Strategist, and Senior Analyst	Since Inception

Mondrian
Portfolio Managers	Position with Mondrian	Length of Service to the Fund
Elizabeth Desmond	Director, CIO – International Equities	Since Inception
Nigel Bliss	Senior Portfolio Manager	Since Inception
Alex Simcox	Senior Portfolio Manager	Since Inception
Steven Dutaut	Senior Portfolio Manager	Since April 2016

Pzena
Portfolio Managers	Position with Pzena	Length of Service to the Fund
Caroline Cai	Portfolio Manager	Since November 2016
Allison Fisch	Portfolio Manager	Since November 2016
John Goetz	Managing Principal, Co-Chief Investment Officer and Portfolio Manager	Since November 2016

WCM
Portfolio Managers	Position with WCM	Length of Service to the Fund
Paul R. Black	President, Co-CEO and Portfolio Manager	Since Inception
Peter J. Hunkel	Portfolio Manager and Business Analyst	Since Inception
Michael B. Trigg	Portfolio Manager and Business Analyst	Since Inception
Kurt R. Winrich, CFA	Chairman, Co-CEO and Portfolio Manager	Since Inception

Purchase and Sale of Fund Shares

Fund shares are currently available exclusively to investors participating in Advisory Solutions, an investment advisory program or asset-based fee program sponsored by Edward D. Jones & Co., L.P. (“Edward Jones”). Therefore, you may purchase and sell or redeem Fund shares only from Edward Jones through Advisory Solutions. There are no initial or subsequent minimum purchase amounts for the Fund. You may purchase or redeem shares of the Fund on any day the New York Stock Exchange (“NYSE”) is open.

Tax Information

The Fund intends to make distributions that will be taxed as ordinary income or capital gains. Distributions on investments made through tax-deferred arrangements may be taxed later upon withdrawal of assets from those accounts.